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                                                                   EXHIBIT 10.20

                          PLEDGE AND SECURITY AGREEMENT

      This PLEDGE AND SECURITY AGREEMENT (this "SECURITY AGREEMENT") is executed as of April 25, 2005, by TALEO CORPORATION, a Delaware corporation ("PLEDGOR"), whose address is 575 Market Street, 8th Floor; San Francisco, CA 94105, and GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as Collateral Agent for the Lenders described below ("COLLATERAL AGENT"), whose address is 600 Las Colinas Boulevard, Suite 400, Irving, Texas 75039.

                                    RECITALS:

      A. WHEREAS, Pledgor, RECRUITFORCE.COM, INC., as guarantor, the Lenders party thereto from time to time, and Collateral Agent have entered into a Credit and Guaranty Agreement dated as of April 25, 2005 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT").

      B. WHEREAS, this Security Agreement is integral to the transactions contemplated by the Credit Documents, and the execution and delivery hereof are conditions precedent to any Lender's obligations to extend credit under the Credit Documents.

      C. WHEREAS, the Collateral Agent was appointed as Collateral Agent under the Credit Agreement, for the benefit of Lenders.

      ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Collateral Agent hereby agree as follows:

      1. REFERENCE TO CREDIT AGREEMENT. The terms, conditions, and provisions of the Credit Agreement are incorporated herein by reference, the same as if set forth herein verbatim, which terms, conditions, and provisions shall continue to be in full force and effect hereunder until the Obligations are paid and performed in full. This Pledge and Security Agreement is one of the "Collateral Documents" referred to in the Credit Agreement.

      2. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Security Agreement with the same meaning; provided that, if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

      "ADDITIONAL PROPRIETARY RIGHTS" has the meaning set forth in SECTION 4 hereof.

      "COLLATERAL" has the meaning set forth in SECTION 4 hereof.

      "COLLATERAL NOTES" has the meaning set forth in SECTION 4 hereof.

      "COLLATERAL NOTE SECURITY" has the meaning set forth in SECTION 4 hereof.

      "COLLATERAL OBLIGOR" means any Person obligated with respect to any of the Collateral, whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise.

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      "CONTROL AGREEMENT" means, with respect to any Collateral consisting of investment property, Deposit Accounts, electronic chattel paper, and letter-of-credit rights, an agreement evidencing that Collateral Agent has "control" (as defined in the UCC) of such Collateral.

      "COPYRIGHTS" has the meaning set forth in SECTION 4 hereof.

      "DEPOSIT ACCOUNTS" has the meaning set forth in SECTION 4 hereof.

      "FOREIGN SUBSIDIARY" means each Subsidiary of Pledgor that is organized or incorporated under the Law of any jurisdiction other than the jurisdiction of the United States or a state thereof, and that is in existence on the Closing date.

      "GOVERNMENT AUTHORITY" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, any other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), or solely for purposes of SECTION 3, any central bank.

      "INTELLECTUAL PROPERTY" has the meaning set forth in SECTION 4 hereof.

      "LAW" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Government Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

      "OBLIGATIONS" means, collectively, (a) the "Obligations" as defined in the Credit Agreement, and (b) all indebtedness, liabilities, and obligations of Pledgor arising under this Security Agreement or any Guaranty assuring payment of the Obligations; it being the intention and contemplation of Pledgor and Collateral Agent that Pledgor may guarantee (or otherwise become directly or contingently obligated with respect to) the obligations of others to Collateral Agent, that from time to time overdrafts of Pledgor's accounts with Collateral Agent may occur, and that Collateral Agent may from time to time acquire from others obligations of Pledgor to such others, and that payment and repayment of all of the foregoing are intended to and shall be part of the Obligations secured hereby. The Obligations shall include, without limitation, future, as well as existing, advances, indebtedness, liabilities, and obligations owed by Pledgor to Collateral Agent arising under the Credit Documents or otherwise.

      "PARTNERSHIPS" shall mean (a) those partnerships and limited liability companies, if any, listed on EXHIBIT B-1 attached hereto and incorporated herein by reference, as such partnerships or limited liability companies exist or may hereinafter be restated, amended, or restructured, (b) any partnership, joint venture, or limited liability company in which Pledgor shall, at any time, become a limited or general partner, venturer, or member, or (c) any partnership, joint venture, or corporation formed as a result of the restructure, reorganization, or amendment of the Partnerships.

      "PARTNERSHIP AGREEMENTS" shall mean (a) those agreements, if any, listed on EXHIBIT B-1 attached hereto and incorporated herein by reference (together with any modifications, amendments, or restatements thereof), and (b) partnership agreements, joint venture agreements, or organizational agreements for any of the partnerships, joint ventures, or limited liability companies described in CLAUSE

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(b) of the definition of "Partnerships" above (together with any modifications, amendments or restatements thereof), and "PARTNERSHIP AGREEMENT" means any one of the Partnership Agreements.

      "PARTNERSHIP INTERESTS" shall mean all of Pledgor's right, title, and interest now or hereafter accruing under the Partnership Agreements with respect to all distributions, allocations, proceeds, fees, preferences, payments, or other benefits, which Pledgor now is or may hereafter become entitled to receive with respect to such interests in the Partnerships and with respect to the repayment of all loans now or hereafter made by Pledgor to the Partnerships.

      "PATENTS" has the meaning set forth in SECTION 4 hereof.

      "PLEDGED SECURITIES" means, collectively, the Pledged Shares and any other Collateral constituting securities.

      "PLEDGED SHARES" has the meaning set forth in SECTION 4 hereof.

      "SECURITY INTEREST" means the security interest granted and the pledge made under SECTION 3 hereof.

      "TAXES" means, for any Person, taxes, assessments, duties, levies, imposts, deductions, charges, or withholdings, or other governmental charges or levies, imposed upon such Person, its income, or any of its properties, franchises, or assets.

      "TRADEMARKS" has the meaning set forth in SECTION 4 hereof.

      "UCC" means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of Texas or other applicable jurisdiction, as amended at the time in question.

      3. SECURITY INTEREST. In order to secure the full and complete payment and performance of the Obligations when due, Pledgor hereby grants to Collateral Agent a Security Interest in all of Pledgor's rights, titles, and interests in and to the Collateral and pledges the Collateral to Collateral Agent, all upon and subject to the terms and conditions of this Security Agreement. Such Security Interest is granted and pledge is made as security only and shall not subject Collateral Agent to, or transfer or in any way affect or modify, any obligation of Pledgor with respect to any of the Collateral or any transaction involving or giving rise thereto. If the grant or pledge of any specific item of the Collateral is expressly prohibited by any contract, then the Security Interest created hereby nonetheless remains effective to the extent allowed by the UCC or other applicable Law, but is otherwise limited by that prohibition.

      4. COLLATERAL. As used herein, the term "COLLATERAL" means the following items and types of property, wherever located, now owned or in the future existing or acquired by Pledgor, and all proceeds and products thereof, and any substitutes or replacements therefor:

            (a) All personal property and fixture property of every kind and nature including, without limitation, all accounts, chattel paper (whether tangible or electronic), goods (including inventory, equipment, and any accessions thereto), software, instruments, investment property, documents, deposit accounts, money, commercial tort claims, letters of credit or letter-of-credit rights, supporting obligations, Tax refunds, and general intangibles (including payment intangibles);

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            (b) All rights, titles, and interests of Pledgor in and to all outstanding stock, equity, or other investment securities owned directly by Pledgor, including without limitation, all such stock, equity, or other investment securities set forth on EXHIBIT B-1 (the "PLEDGED SHARES");

            (c) All rights, titles, and interests of Pledgor in and to all promissory notes and other instruments payable to Pledgor, including, without limitation, all inter-company notes from Subsidiaries and those set forth on EXHIBIT B-1 ("COLLATERAL NOTES") and all rights, titles, interests, and Liens Pledgor may have, be, or become entitled to under all present and future loan agreements, security agreements, pledge agreements, deeds of trust, mortgages, guarantees, or other documents assuring or securing payment of or otherwise evidencing the Collateral Notes, including, without limitation, those set forth on EXHIBIT B-1 ("COLLATERAL NOTE SECURITY");

            (d) The Partnership Interests and all rights of Pledgor with respect thereto, including, without limitation, all Partnership Interests, if any, set forth on EXHIBIT B-1 and all of Pledgor's distribution rights, income rights, liquidation interest, accounts, contract rights, general intangibles, notes, instruments, drafts, and documents relating to the Partnership Interests;

            (e) (i) All copyrights (whether statutory or common law, registered or unregistered), works protectable by copyright, copyright registrations, copyright licenses, and copyright applications of Pledgor, including, without limitation, all of Pledgor's right, title, and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights set forth on EXHIBIT B-2; (ii) all renewals, extensions, and modifications thereof; (iii) all income, licenses, royalties, damages, profits, and payments relating to or payable under any of the foregoing;
      (iv) the right to sue for past, present, or future infringements of any of the foregoing; and (v) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Pledgor ("COPYRIGHTS");

            (f) (i) All patents, patent applications, patent licenses, and patentable inventions of Pledgor, including, without limitation, registrations, recordings, and applications thereof in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those set forth on EXHIBIT B-2, and all of the inventions and improvements described and claimed therein; (ii) all continuations, divisions, renewals, extensions, modifications, substitutions, reexaminations, continuations-in-part, or reissues of any of the foregoing; (iii) all income, royalties, profits, damages, awards, and payments relating to or payable under any of the foregoing; (iv) the right to sue for past, present, and future infringements of any of the foregoing; and (v) all other rights and benefits relating to any of the foregoing throughout the world; in each case, whether now owned or hereafter acquired by Pledgor ("PATENTS");

            (g) (i) All trademarks, trade dress, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other business identifiers, all registrations, recordings, and applications thereof, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, including, without limitation, those set forth on EXHIBIT B-2; (ii) all licenses to any of the foregoing; (iii) all reissues, extensions, and renewals of any of the foregoing; (iv) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (v) the right to sue for past, present, and future infringements of any of the foregoing; (vi) all rights

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      corresponding to any of the foregoing throughout the world; and (vii) all goodwill associated with and symbolized by any of the foregoing, in each case, whether now owned or hereafter acquired by Pledgor ("TRADEMARKS");

            (h) (i) All trade secrets, maskwork rights, database rights and other intellectual property rights however described, all registrations, recordings, and applications thereof, including, without limitation, registrations, recordings, and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof; (ii) all licenses to any of the foregoing; (iii) all reissues, extensions, and renewals of any of the foregoing; (iv) all income, royalties, damages, and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; and
      (v) the right to sue for past, present, and future infringements of any of the foregoing ("ADDITIONAL PROPRIETARY RIGHTS", and collectively with the Copyrights, Patents and the Trademarks, the "INTELLECTUAL PROPERTY");

            (i) (a) All of Pledgor's rights, titles, and interests in, to, and under the Material Contracts including, without limitation, all rights of Pledgor to receive moneys due and to become due under or pursuant to the Material Contracts, (b) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty, or guaranty with respect to the Material Contracts, (c) all claims of Pledgor for damages arising out of or for breach of or default under the Material Contracts, and (d) all rights of Pledgor to compel performance and otherwise exercise all rights and remedies under the Material Contracts;

            (j) All present and future automobiles, trucks, truck tractors, trailers, semi-trailers, or other motor vehicles or rolling stock, now owned or hereafter acquired by such Pledgor (collectively, the "VEHICLES");

            (k) Any and all material deposit accounts, bank accounts, investment accounts, or securities accounts, now owned or hereafter acquired or opened by Pledgor, including, without limitation, any such accounts set forth on EXHIBIT B-1, and any account which is a replacement or substitute for any of such accounts, together with all monies, instruments, certificates, checks, drafts, wire transfer receipts, and other property deposited therein and all balances therein (the "DEPOSIT ACCOUNTS");

            (l) (i) Account represented by account number 1885036799 maintained by Goldman Sachs Trust, acting directly or through its transfer agent Goldman Sachs & Co. (together with successors and assigns, "ISSUER") in the name of Collateral Agent, for the benefit of Pledgor, as a collateral account of Collateral Agent for Pledgor, and all successor and replacement accounts, regardless of the numbers of such accounts or the offices at which such accounts are maintained or by the affiliate of Issuer maintaining such account, and any account held at any clearing broker for any such account (collectively, the "ACCOUNTS") and all rights of Pledgor against the Issuer or any clearing broker in connection with the Accounts, and (ii) all investment property, security entitlements, financial assets, certificated securities, uncertificated securities, money, deposit accounts, instruments, general intangibles and all other investments or property of any sort now or hereafter held or maintained in, or credited to, the Accounts or delivered to Collateral Agent or to Issuer for the benefit of or as a collateral account for Collateral Agent, including without limitation, any beneficial interests in Issuer, mutual fund shares, financial assets, securities or investment property;

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            (m) All present and future distributions, income, increases, profits, combinations, reclassifications, improvements, and products of, accessions, attachments, and other additions to, tools, parts, and equipment used in connection with, and substitutes and replacements for, all or part of the Collateral described above;

            (n) All present and future accounts, contract rights, general intangibles, chattel paper, documents, instruments, cash and noncash proceeds, and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims against the manufacturer of, or claims against any other Person with respect to, all or any part of the Collateral heretofore described in this clause or otherwise; and

            (o) All present and future security for the payment to Pledgor of any of the Collateral described above and goods which gave or will give rise to any such Collateral or are evidenced, identified, or represented therein or thereby.

Notwithstanding anything to the contrary contained in this Security Agreement or the Credit Agreement, the term "Collateral" shall not include, and Collateral Agent shall have no rights with respect to, (i) more than 66% of the outstanding equity of any Foreign Subsidiary directly held by Pledgor, and any shares held by Collateral Agent in excess of 66% shall be held in trust for the benefit of Pledgor, (ii) any outstanding equity of any Foreign Subsidiary owned by another Foreign Subsidiary, (iii) any tangible asset financed as a Capital Lease or by purchase money Indebtedness (including, in each case, any Indebtedness acquired in connection with a Permitted Acquisition) to the extent the terms of such financing prohibit the grant of a security interest hereunder provided, any such Indebtedness is secured only to such asset acquired, and provided further, such Indebtedness is permitted under the Credit Agreement, and Collateral Agent agrees to execute and deliver to Pledgor all documents needed to effect the foregoing and (iv) Deposit Account Numbers 53650036-0365 and 323-187218 held at JPMorgan Chase Bank, N.A., except with respect to any proceeds of other Collateral which may be deposited in such deposit accounts.

The description of the Collateral contained in this SECTION 4 shall not be deemed to permit any action prohibited by this Security Agreement or by the terms incorporated in this Security Agreement. Furthermore, notwithstanding any contrary provision, Pledgor agrees that, if, but for the application of this paragraph, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. Section 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Laws in effect from time to time (each a "FRAUDULENT CONVEYANCE"), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a fraudulent conveyance, and this Security Agreement is automatically amended to carry out the intent of this paragraph.

      5. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants to Collateral Agent that:

            (a) Credit Agreement. Certain representations and warranties in the Credit Agreement are applicable to it or its assets or operations, and each such representation and warranty is true and correct as of the date made.

            (b) Binding Obligations/ Perfection. This Security Agreement creates a legal, valid, and binding Lien in and to the Collateral in favor of Collateral Agent and enforceable against Pledgor. Subject to the following sentence, once UCC-1 financing statements have been properly filed in the jurisdictions described on EXHIBIT A hereto, the Security Interest in the Collateral

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      described in such financing statements will be fully perfected to the extent a security interest in such Collateral may be perfected by the filing of a UCC-1 financing statement and the Security Interest will constitute a first-priority Lien on such Collateral, subject only to Permitted Liens. With respect to Collateral consisting of investment property (other than Pledged Securities covered by SECTION 5(j)), Deposit Accounts, electronic chattel paper, letter-of-credit rights, and instruments, upon the delivery of such Collateral to Collateral Agent or delivery of an executed Control Agreement with respect to such Collateral, the Security Interest in that Collateral will be fully perfected to the extent a security interest in such Collateral may be perfected by such delivery or such Control Agreement, as applicable, and the Security Interest will constitute a first-priority Lien on such Collateral, subject only to Permitted Liens. None of the Collateral currently is in the possession of any other Person, nor does any other Person have control over any of the Collateral. Without limiting the foregoing, Collateral Agent has a perfected, first-priority security interest and lien in the Copyrights and all other Intellectual Property. Other than the Financing Statements and Control Agreements with respect to this Security Agreement, there are no other financing statements or control agreements covering any Collateral, other than those evidencing Permitted Liens. The creation of the Security Interest does not require the consent of any Person that has not been obtained.

            (c) Pledgor Information. Pledgor's exact legal name, mailing address, jurisdiction of organization, type of entity, and state issued organizational identification number are as set forth on EXHIBIT A hereto, except as subsequently set forth in any notice delivered to Collateral Agent pursuant to SECTION 6(e) of this Security Agreement.

            (d) Location/ Fixtures. (i) Pledgor's place of business and chief executive office is where Pledgor is entitled to receive notices hereunder; the present and foreseeable location of Pledgor's books and records concerning any of the Collateral that is accounts is as set forth on EXHIBIT A hereto, and the location of all other Collateral, including, without limitation, Pledgor's inventory and equipment is as set forth on EXHIBIT A hereto; and, except as noted on EXHIBIT A hereto, all such books, records, and Collateral are in Pledgor's possession, and (ii) none of the Collateral is or shall become fixtures.

            (e) Governmental Authority. No Authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by Pledgor of the Collateral pursuant to this Security Agreement or for the execution, delivery, or performance of this Security Agreement by Pledgor, or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Security Agreement or the remedies in respect of the Collateral pursuant to this Security Agreement (except as may be required in connection with the disposition of the Pledged Securities by Law affecting the offering and sale of securities generally).

            (f) Maintenance of Collateral. All tangible Collateral which is useful in and necessary to Pledgor's business is in good repair and condition, ordinary wear and tear excepted, and none thereof is a fixture.

            (g) Liens. Pledgor owns all presently existing Collateral, and will acquire all hereafter-acquired Collateral, free and clear of all Liens, except Permitted Liens.

            (h) Collateral. EXHIBIT B-1 accurately lists all Collateral Notes, Collateral Note Security, Pledged Shares, Partnership Interests, commercial tort claims, Material Contracts, and Deposit Accounts in which Pledgor has any rights, titles, or interest (but such failure of such description to be accurate or complete shall not impair the Security Interest in such Collateral).

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            (i) Instruments, Chattel Paper, Collateral Notes, and Collateral
      Note Security. All instruments and chattel paper, including, without limitation, the Collateral Notes, have been delivered to Collateral Agent, together with corresponding endorsements duly executed by Pledgor in favor of Collateral Agent, and such endorsements have been duly and validly executed and are binding and enforceable against Pledgor in accordance with their terms. Each Collateral Note and the documents evidencing the Collateral Note Security are in full force and effect; there have been no renewals or extensions of, or amendments, modifications, or supplements to, any thereof about which the Collateral Agent has not been advised in writing; and no "default" has occurred and is continuing under any such Collateral Note or documents evidencing the Collateral Note Security, except as disclosed on EXHIBIT C hereto. Pledgor has good title to the Collateral Notes and Collateral Note Security, and such Collateral Notes and Collateral Note Security are free from any claim for credit, deduction, or allowance of a Collateral Obligor and free from any defense, condition, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto. Pledgor's claims under the Collateral Note of any Guarantor are subordinated to the obligations of such Guarantor under the Guaranty of such Guarantor, as provided in Section 8(m).

            (j) Pledged Securities; Pledged Shares. All Collateral that is Pledged Shares is duly authorized, validly issued, fully paid, and non-assessable, and the transfer thereof is not subject to any restrictions, other than restrictions imposed by applicable securities and corporate Law. Pledgor has good title to the Pledged Securities, free and clear of all Liens and encumbrances thereon (except for the Security Interest created hereby), and has delivered to Collateral Agent (i) all stock certificates, or other instruments or documents representing or evidencing the Pledged Securities, together with corresponding assignment or transfer powers duly executed in blank by Pledgor, and such powers have been duly and validly executed and are binding and enforceable against Pledgor in accordance with their terms or (ii) to the extent such Pledged Securities are uncertificated, an executed Control Agreement with respect to such Pledged Securities. The pledge of the Pledged Securities in accordance with the terms hereof creates a valid first priority security interest in the Pledged Securities securing payment of the Obligations.

            (k) Accounts. All Collateral that is accounts, contract rights, chattel paper, instruments, payment intangibles, or general intangibles is free from any claim for credit, deduction, or allowance of a Collateral Obligor and free from any defense, condition, dispute, setoff, or counterclaim, and there is no extension or indulgence with respect thereto, except for such defenses, conditions, disputes, setoffs or counterclaims that arise in the ordinary course of Pledgor's software business, and do not, in the aggregate, create a Material Adverse Effect.

            (l) Material Contracts. All Material Contracts to which Pledgor is a party are set forth on SCHEDULE 4.16 to the Credit Agreement. Each Material Contract is in full force and effect; there have been no amendments, modifications, or supplements to any Material Contract of which Collateral Agent has not been advised in writing; and no default or breach which could reasonably be expected to result in a Material Adverse Effect has occurred and is continuing under any Material Contract, except as disclosed on EXHIBIT C hereto.

            (m) Deposit Accounts. With respect to the Deposit Accounts, (i) Pledgor maintains each Deposit Account with the banks listed on EXHIBIT B-1 hereto, (ii) Pledgor shall cause each such bank to acknowledge to Collateral Agent that Collateral Agent shall have "control" (as defined in the UCC) over such Deposit Account, and (iii) Pledgor has the legal right to pledge to Collateral Agent the funds deposited and to be deposited in each such Deposit Account.

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            (n) Intellectual Property.

                  (i) All of the Intellectual Property is valid and enforceable.
            All issued Patents, Patent applications, registered Trademarks, Trademark applications, registered Copyrights, and Copyright applications of Pledgor are identified on EXHIBIT B-2 hereto, and all of the information contained on EXHIBIT B-2 is true, correct, and complete.

                  (ii) Pledgor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to the Intellectual Property free and clear of any Liens, including, without limitation, any pledges, assignments, licenses, user agreements, and covenants not to sue, other than Permitted Liens or licenses permitted by
            SECTION 8(c).

                  (iii) To Pledgor's knowledge, no third party is infringing, or in Pledgor's reasonable business judgment, may be infringing, any of Pledgor's rights under the Intellectual Property.

                  (iv) Pledgor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and Taxes to maintain each and every item of the Intellectual Property in full force and effect throughout the world, as applicable unless in Pledgor's reasonable business judgment it is in the best interest of Pledgor not to maintain certain Intellectual Property that is no longer used or useful in Pledgor's business.

                  (v) Each of the Patents and Trademarks identified on EXHIBIT
            B-2 hereto has been properly registered with the United States Patent and Trademark Office and in corresponding offices throughout the world (where appropriate) and each of the Copyrights identified on EXHIBIT B-2 hereto has been properly registered with the United States Copyright Office and in corresponding offices throughout the world (where appropriate).

                  (vi) To Pledgor's knowledge, no claims with respect to the
            Intellectual Property have been asserted and are pending (i) to the effect that the sale, licensing, pledge, or use of any of the products or services of Pledgor's business infringes any other party's valid patent, copyright, trademark, service mark, trade secret, or other intellectual property right, (ii) against the use by Pledgor of any Intellectual Property used in the Pledgor's business as currently conducted, or (iii) challenging the ownership or use by Pledgor of any of the Intellectual Property that Pledgor purports to own or use, nor, to Pledgor's knowledge, is there a valid basis for such a claim described in this SECTION 5(o)(vi) except as disclosed to Collateral Agent by Pledgor pursuant to
            SECTION 4.11 of the Credit Agreement and except such other claims that may be asserted after the Closing Date and that do not adversely affect Pledgor's right and ability to conduct its business or otherwise would reasonably be expected to result in a Material Adverse Effect.

                  (vii) Except as identified on EXHIBIT B-2 hereto, Pledgor has filed no copyright applications in the United States Copyright Office or in any other jurisdiction.

                  (viii) EXHIBIT B-3 hereto contains a list of all licenses to third party intellectual property rights, including, without limitation, all third party software, necessary for the conduct of the Pledgor's business.

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                  (ix) The source code for all software used or useful in
            Pledgor's business contains sufficient in-line and other documentation so as to enable a programmer reasonably skilled in the programming language in which such application is written to maintain and enhance the application without undue effort.

The foregoing representations and warranties will be true and correct in all respects with respect to: 1) any additional Collateral or additional specific descriptions of certain Collateral delivered to Collateral Agent in the future by Pledgor; and 2) for purposes of SECTION 5(n) only, the Intellectual Property ("Subsidiary Intellectual Property") of each of Pledgor's Subsidiaries, and for purposes of the definition of "Subsidiary Intellectual Property" the term "Intellectual Property", and all defined terms used within such definition, shall include intellectual property, rights, and assets of or owned by any such Subsidiary. The failure of any of these representations or warranties or any description of Collateral therein to be accurate or complete shall not impair the Security Interest in any such Collateral.

      6. COVENANTS. So long as Collateral Agent is committed to extend credit to Pledgor under the Credit Agreement and thereafter until the Obligations (other than inchoate indemnity obligations) are paid and performed in full, Pledgor covenants and agrees with Collateral Agent that Pledgor will:

            (a) Credit Agreement. (i) Comply with, perform, and be bound by all covenants and agreements in the Credit Agreement that are applicable to it, its assets, or its operations, each of which is hereby ratified and confirmed (INCLUDING, WITHOUT LIMITATION, THE INDEMNIFICATION AND RELATED PROVISIONS IN SECTION 10.3 OF THE CREDIT AGREEMENT); AND (ii) CONSENT TO AND APPROVE THE VENUE, SERVICE OF PROCESS, AND WAIVER OF JURY TRIAL PROVISIONS OF SECTION 10.16 OF THE CREDIT AGREEMENT.

            (b) Information/Record of Collateral. Maintain, at the place where Pledgor is entitled to receive notices under the Credit Documents, a current record of where all Collateral is located, permit representatives of Collateral Agent at any time (but not more than three (3) times during a twelve (12) month period, prior to the occurrence of an Event of Default) during normal business hours to inspect and make abstracts from such records, and furnish to Collateral Agent, at such intervals as Collateral Agent may request, such documents, lists, descriptions, certificates, and other information as may be necessary or proper to keep Collateral Agent informed with respect to the identity, location, status, condition, and value of the Collateral. In addition, from time to time at the request of Collateral Agent deliver to Collateral Agent such information regarding Pledgor as Collateral Agent may reasonably request.

            (c) Exhibits. Promptly provide notice to Collateral Agent if any information therein shall become inaccurate or incomplete. Notwithstanding any other provision herein, Pledgor's failure to describe any Collateral required to be listed on any annex hereto shall not impair Collateral Agent's Security Interest in the Collateral.

            (d) Perform Obligations. Fully perform all of Pledgor's duties under and in connection with each transaction to which the Collateral, or any part thereof, relates. Furthermore, notwithstanding anything to the contrary contained herein, (i) Pledgor shall remain liable under the contracts, agreements, documents, and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (ii) the exercise by Collateral Agent of any of its rights or remedies hereunder shall not release Pledgor from any of its duties or obligations under the contracts, agreements, documents, and instruments included in the

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      Collateral, and (iii) Collateral Agent shall not have any indebtedness, liability, or obligation under any of the contracts, agreements, documents, and instruments included in the Collateral by reason of this Security Agreement, and Collateral Agent shall not be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            (e) Notices. (i) Except as may be otherwise expressly permitted under the terms of the Credit Agreement, promptly notify Collateral Agent of (A) any material change (which shall include, without limitation, any change that adversely affects the validity, perfection or priority of Collateral Agent's security interests) in any fact or circumstances represented or warranted by Pledgor with respect to any of the Collateral or Obligations, (B) any claim, action, or proceeding affecting title to all or any of the Collateral or the Security Interest and, at the request of Collateral Agent, appear in and defend, at Pledgor's expense, any such action or proceeding, (C) any material change in the nature of the Collateral, (D) any material damage to or loss of Collateral, and (E) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could have a material adverse effect on the Collateral (taken as a whole) or the Security Interest created hereunder; and (ii) give Collateral Agent thirty (30) days written notice before any proposed (A) relocation of its principal place of business or chief executive office, (B) change of its name, identity, or corporate structure, (C) relocation of the place where its books and records concerning its accounts are kept, (D) relocation of any Collateral (other than delivery of inventory in the ordinary course of business to third party contractors for processing and sales of inventory in the ordinary course of business or transactions otherwise permitted by the Credit Agreement) to a location not described on the attached EXHIBIT A, as supplemented by any notices of relocation provided in accordance with this Section, and (E) change of its jurisdiction of organization or organizational identification number, as applicable. Prior to making any of the changes contemplated in clause (ii) preceding, Pledgor shall execute and deliver all such additional documents and perform all additional acts as Collateral Agent, in its sole discretion, may request in order to continue or maintain the existence and priority of the Security Interests in all of the Collateral.

            (f) Collateral in Trust. Hold in trust (and not commingle with other assets of Pledgor) for Collateral Agent all Collateral that is chattel paper, instruments, Collateral Notes, Pledged Securities, or documents at any time received by Pledgor, and promptly deliver same to Collateral Agent, unless Collateral Agent at its option (which may be evidenced only by a writing signed by Collateral Agent stating that Collateral Agent elects to permit Pledgor to so retain) permits Pledgor to retain the same, but any chattel paper, instruments, Collateral Notes, Pledged Securities, or documents so retained shall be marked to state that they are pledged to Collateral Agent; each such instrument shall be endorsed to the order of Collateral Agent (but the failure of same to be so marked or endorsed shall not impair the Security Interest thereon).

            (g) Control. Execute all documents and take any action reasonably required by Collateral Agent in order for Collateral Agent to obtain "control" (as defined in the UCC) with respect to Collateral consisting of Deposit Accounts, investment property, uncertificated Pledged Securities, and letter-of-credit rights. If Pledgor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in the federal Electronic Signatures in Global and National Commerce Act, or in the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, promptly notify Collateral Agent thereof and, at the request of Collateral Agent, take such action as Collateral Agent may reasonably request to vest in Collateral Agent control under the UCC of such electronic chattel paper or control under the federal Electronic Signatures in Global and National Commerce Act or, as the

PLEDGE AND SECURITY AGREEMENT                                                 D-

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

      case may be, the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

            (h) Further Assurances. At Pledgor's expense and Collateral Agent's request, before or after a Default or Event of Default, (i) file or cause to be filed such applications and take such other actions as Collateral Agent may request to obtain the consent or approval of any Governmental Authority to Collateral Agent's rights hereunder, including, without limitation, the right to sell all the Collateral upon a Default or Event of Default without additional consent or approval from such Governmental Authority (and, because Pledgor agrees that Collateral Agent's remedies at law for failure of Pledgor to comply with this provision would be inadequate and that such failure would not be adequately compensable in damages, Pledgor agrees that its covenants in this provision may be specifically enforced); (ii) from time to time promptly execute and deliver to Collateral Agent all such other certificates, supplemental documents, and financing statements, and do all other acts or things as Collateral Agent may reasonably request in order to more fully create, evidence, perfect, continue, and preserve the priority of the Security Interest and to carry out the provisions of this Security Agreement; without limiting the foregoing, such additional documents and actions may include those required more fully to evidence, record, and perfect Collateral Agent's pledge and security interests in the stock of Foreign Subsidiaries; and (iii) pay all filing fees in connection with any financing, continuation, or termination statement or other instrument with respect to the Security Interests.

            (i) Encumbrances. Not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral, and shall defend Pledgor's rights in the Collateral and Collateral Agent's Security Interest in, the Collateral against the claims and demands of all Persons except those holding or claiming Permitted Liens. Unless otherwise specifically permitted under this Security Agreement or the Credit Agreement, Pledgor shall do nothing to impair the rights of Collateral Agent in the Collateral.

            (j) Estoppel and Other Agreements and Matters. Upon the reasonable request of Collateral Agent, either (i) use commercially reasonable efforts to cause the landlord or lessor for each location where any of its inventory or equipment is maintained to execute and deliver to Collateral Agent an estoppel and subordination agreement in such form as may be reasonably acceptable to Collateral Agent and its counsel, or (ii) deliver to Collateral Agent a legal opinion or other evidence (in each case that is reasonably satisfactory to Collateral Agent and it counsel) that neither the applicable lease nor the Law of the jurisdiction in which that location is situated provide for contractual, common law, or statutory landlord's Liens that is senior to or pari passu with the Security Interest.

            (k) Fixtures. Not permit any Collateral to be or become a fixture.

            (l) Certificates of Title. Upon the request of Collateral Agent, if certificates of title are issued or outstanding with respect to any of the Vehicles or other Collateral, cause the Security Interest to be properly noted thereon.

            (m) Warehouse Receipts Non-Negotiable. If any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, agree that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to Collateral Agent.

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

            (n) Impairment of Collateral. Not use any of the Collateral, or permit the same to be used, for any unlawful purpose, in any manner that is reasonably likely to adversely impair the value or usefulness of the Collateral, or in any manner inconsistent with the provisions or requirements of any policy of insurance thereon.

            (o) Collateral Notes and Collateral Note Security. Without the prior written consent of Collateral Agent not (i) modify or substitute, or permit the modification or substitution of, any Collateral Note or any document evidencing the Collateral Note Security or (ii) release any Collateral Note Security unless specifically required by the terms thereof.

            (p) Securities. Except as permitted by the Credit Agreement, not sell, exchange, or otherwise dispose of, or grant any option, warrant, or other right with respect to, any of the Pledged Securities; to the extent any issuer of any Pledged Securities is controlled by Pledgor and/or its Affiliates, not permit such issuer to issue any additional shares of stock or other securities in addition to or in substitution for the Pledged Securities, except issuances to Pledgor on terms acceptable to Collateral Agent; pledge hereunder, immediately upon Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each Subsidiary of Pledgor; and take any action necessary, required, or requested by Collateral Agent to allow Collateral Agent to fully enforce its Security Interest in the Pledged Securities, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

            (q) Partnerships and Partnership Interests. (i) Promptly perform, observe, and otherwise comply with each and every covenant, agreement, requirement, and condition set forth in the contracts and agreements creating or relating to any Partnership; (ii) do or cause to be done all things necessary or appropriate to keep the Partnerships in full force and effect and the rights of Pledgor and Collateral Agent thereunder unimpaired; (iii) except as expressly permitted by the Credit Agreement, not consent to any Partnership selling, leasing, or disposing of substantially all of its assets in a single transaction or a series of transactions; (iv) notify Collateral Agent of the occurrence of any default or breach or default or breach under any contract or agreement creating or relating to the Partnerships; (v) not consent to the amendment, modification, surrender, impairment, forfeiture, cancellation, dissolution, or termination of any Partnership, or material contract relating thereto; (vi) except as permitted by the Credit Agreement, not transfer, sell, or assign any of the Partnership Interests or any part thereof; (vii) to the extent any Partnership is controlled by Pledgor and/or its Affiliates, cause such Partnership to refrain from granting any Partnership Interests in addition to or in substitution for the Partnership Interests granted by the Partnerships, except to Pledgor;
      (viii) pledge hereunder, immediately upon Pledgor's acquisition (directly or indirectly) thereof, any and all additional Partnership Interests of any Partnership granted to Pledgor; and any and all additional shares of stock or other securities of each; (ix) deliver to Collateral Agent a fully-executed Acknowledgment of Pledge, substantially in the form of EXHIBIT D, for each Partnership Interest; and (x) take any action necessary, required, or requested by Collateral Agent to allow Collateral Agent to fully enforce its Security Interest in the Partnership Interests, including, without limitation, the filing of any claims with any court, liquidator, trustee, custodian, receiver, or other like person or party.

            (r) Material Contracts. (i) Promptly perform, observe, and otherwise comply with each and every covenant, agreement, requirement, and condition set forth in the Material Contracts; (ii) do or cause to be done all things necessary or appropriate to keep the Material Contracts in full force and effect and the rights of Pledgor and Collateral Agent thereunder unimpaired; (iii) notify Collateral Agent of the occurrence of any default or breach or default or breach under any Material Contract; and (iv) without the prior written consent of Collateral

PLEDGE AND SECURITY AGREEMENT                                                 D-

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

      Agent, not consent to the amendment, modification, surrender, impairment, forfeiture, cancellation, dissolution, or termination of any Material Contract, which could adversely affect the rights or interests of Pledgor or Collateral Agent.

            (s) Depository Bank. With respect to any Deposit Accounts, (i) maintain the Deposit Accounts at the banks (a "DEPOSITORY BANK") described on EXHIBIT B-1 or such additional depository banks as have complied with ITEM (iv) hereof; (ii) obtain a control agreement with each depository bank granting Collateral Agent "control" (as defined in the UCC) over such Deposit Account; (iii) deliver to Collateral Agent all certificates or instruments, if any, now or hereafter representing or evidencing the Deposit Accounts, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Collateral Agent; and (iv) notify Collateral Agent prior to establishing any additional Deposit Accounts and, at the request of Collateral Agent, obtain from such depository bank an executed letter substantially in the form of Exhibit J to the Credit Agreement and deliver the same to Collateral Agent.

            (t) Marking of Chattel Paper. At the request of Collateral Agent, not create any chattel paper without placing a legend on the chattel paper acceptable to Collateral Agent indicating that Collateral Agent has a security interest in the chattel paper.

            (u) Modification of Accounts. In accordance with prudent business practices, endeavor to collect or cause to be collected from each account Pledgor under its accounts, as and when due, any and all amounts owing under such accounts. Except in the ordinary course of business consistent with prudent business practices and industry standards, without the prior written consent of Collateral Agent, Pledgor shall not (i) grant any extension of time for any payment with respect to any of the accounts,
      (ii) compromise, compound, or settle any of the accounts for less than the full amount thereof, (iii) release, in whole or in part, any Person liable for payment of any of the accounts, (iv) allow any credit or discount for payment with respect to any account other than trade discounts granted in the ordinary course of business, or (v) release any Lien or guaranty securing any account.

            (v) Intellectual Property.

                  (i) Except to the extent not required in Pledgor's reasonable business judgment, prosecute diligently all applications in respect of Intellectual Property, now or hereafter pending;

                  (ii) Except to the extent not required in Pledgor's reasonable business judgment, make federal applications on all of its unpatented but patentable inventions and all of its registrable but unregistered Copyrights and Trademarks; provided that Pledgor shall provide Collateral Agent with at least fifteen (15) Business Days written notice prior to filing any such application, including with such notice all information necessary for Collateral Agent to prepare appropriate documents to file along with such application in order to record the Security Interest, and Pledgor shall file, along with such application, all documents required by Collateral Agent to record the Security Interest;

                  (iii) Preserve and maintain all of its material rights in
            Intellectual Property and protect the material Intellectual Property (which for this purpose shall include Intellectual Property actually used in Pledgor's business) from infringement, unfair competition, cancellation, or dilution by all appropriate action necessary in Pledgor's reasonable business judgment, including, without limitation, (A) the commencement and

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

            prosecution of legal proceedings to recover damages for infringement and to defend and preserve its rights in the Intellectual Property and (B) requiring each employee, agent, and independent contractor who develops, programs, or creates, or assists the development, programming, or creation of, programs, code, software, Copyrights, inventions, Patents, or other Intellectual Property, to execute and deliver on a timely basis an agreement that assigns to Pledgor, and acknowledges Pledgor's ownership of, all such programs, code, software, Copyrights, inventions, Patents, or other Intellectual Property;

                  (iv) Not abandon any of the Intellectual Property necessary to the conduct of its business in the exercise of Pledgor's reasonable business judgment;

                  (v) Except as permitted under the Credit Agreement, (A)
            without the prior written consent of Collateral Agent, not sell or assign any of its interest in any of the Intellectual Property; (B) not grant any license or sublicense with respect to any of the Intellectual Property other than (x) as permitted by SECTION 8(c) hereof, and (y) non-exclusive licenses to Pledgor's software, granted in the ordinary course of business and consistent with Pledgor's current business practices; and (C) maintain the quality of any and all products and services with respect to which the Intellectual Property is used;

                  (vi) Give Collateral Agent prompt written notice if Pledgor shall obtain rights to or become entitled to the benefit of any Intellectual Property not identified on EXHIBIT B-2 hereto;

                  (vii) If a Default or Event of Default exists, use its
            reasonable efforts to obtain any consents, waivers, or agreements necessary to enable Collateral Agent to exercise its rights and remedies with respect to the Intellectual Property;

                  (viii) Use its commercially reasonable efforts to negotiate licenses, both with its third party providers and Pledgor's customers, that enable the assignment of such licenses in the Event of Default to Collateral Agent and any subsequent assignee;

                  (ix) Ensure that the source code for the Pledgor's software contains sufficient in-line and other documentation so as to enable a programmer reasonably skilled in the programming language in which such application is written to maintain and enhance the application without undue effort;

                  (x) So long as Collateral Agent is committed to extend credit to Pledgor under the Credit Agreement and thereafter until the Obligations are paid and performed in full, Collateral Agent shall deposit, with an escrow agent reasonably acceptable to Collateral Agent, the source code to the Pledgor's software, including, without limitation, all related documentation and other materials necessary for Collateral Agent to exercise its rights under this Agreement. The original deposit shall occur within ten (10) days of the Closing Date and upon each major release of such application, but no less frequently than once per calendar quarter. Subject to SECTION 7(g), the source code shall be released to Collateral Agent upon Collateral Agent giving written notice to the escrow agent that an Event of Default has occurred;

                  (xi) At all times maintain in full force and effect, comply with, and cause each of its Subsidiaries to comply with, a valid and effective assignment and transfer agreement between Pledgor and each such subsidiary, pursuant to which such subsidiary has validly transferred and assigned to Pledgor, and shall continue to transfer and assign

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            to Pledgor, all Copyrights, software, and other Intellectual
            Property that previously has been developed, owned or acquired, or hereafter shall be developed, owned or acquired, by such subsidiary (including Intellectual Property developed for such subsidiary by its employees, independent contractors, sub-contractors, and agents); and, without limiting the foregoing, at all times maintain in full force and effect an agreement containing substantially similar terms with respect to assignment and ownership of Intellectual Property as those contained in that certain Intercompany License and Acknowledgement Agreement dated as of January 1, 2002, between Taleo (Canada) Inc., a Quebec Corporation and Pledgor; and

                  (xii) Cause each of its Subsidiaries to comply with each of the foregoing covenants in clauses (i), (ii), (iii), (iv), and (v), as if all references to "Intellectual Property" referred instead to "Subsidiary Intellectual Property" and all references to "Pledgor" instead referred to such Subsidiary.

      7. DEFAULT; REMEDIES. If an Event of Default exists, Collateral Agent may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Credit Documents, at law, in equity, or otherwise, including, without limitation, (a) requiring Pledgor to assemble all or part of the Collateral and make it available to Collateral Agent at a place to be designated by Collateral Agent which is reasonably convenient to Pledgor and Collateral Agent, (b) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligations, (c) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Pledgor hereby consents to any such appointment), and (d) applying to the Obligations any cash held by Collateral Agent under this Security Agreement, including, without limitation, any cash in the Cash Collateral Account (defined in SECTION 8(h)).

            During the existence of an Event of Default:

            (a) Notice. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Pledgor and to any other Person entitled to notice under the UCC; provided that, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Collateral Agent may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten (10) Business Days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph.

            (b) Condition of Collateral; Warranties. Collateral Agent has no obligation to clean-up or otherwise prepare the Collateral for sale. Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. Collateral Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

            (c) Compliance with Other Laws. Collateral Agent may comply with any applicable state or federal Law in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

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

            (d) Sales of Pledged Securities.

                  (i) Pledgor agrees that, because of the Securities Act of
            1933, as amended, or the rules and regulations promulgated thereunder (collectively, the "SECURITIES ACT"), or any other Law, and for other reasons, there may be legal or practical restrictions or limitations affecting Collateral Agent in any attempts to dispose of certain portions of the Pledged Securities and for the enforcement of its rights. For these reasons, Collateral Agent is hereby authorized by Pledgor, but not obligated, upon the occurrence and during the continuation of an Event of Default, to sell all or any part of the Pledged Securities at private sale, subject to investment letter or in any other manner which will not require the Pledged Securities, or any part thereof, to be registered in accordance with the Securities Act or any other Law, at a reasonable price at such private sale or other distribution in the manner mentioned above. Pledgor understands that Collateral Agent may in its discretion approach a limited number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Securities, or any part thereof, than would otherwise be obtainable if such Collateral were either afforded to a larger number or potential purchasers, registered under the Securities Act, or sold in the open market. Pledgor agrees that any such private sale made under this SECTION 7(d) shall be deemed to have been made in a commercially reasonable manner, and that Collateral Agent has no obligation to delay the sale of any Pledged Securities to permit the issuer thereof to register it for public sale under any applicable federal or state securities Law.

                  (ii) Collateral Agent is authorized, in connection with any such sale, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Securities to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Securities, and
            (B) to impose such other limitations or conditions in connection with any such sale as Collateral Agent reasonably deems necessary in order to comply with applicable Law. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as Collateral Agent reasonably deems necessary in order that any such sale may be made in compliance with applicable Law. Upon any such sale Collateral Agent shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser at any such sale shall hold the Pledged Securities so sold absolutely free from any claim or right of Pledgor of whatsoever kind, including any equity or right of redemption of Pledgor. Pledgor, to the extent permitted by applicable Law, hereby specifically waives all rights of redemption, stay, or appraisal which it has or may have under any Law now existing or hereafter enacted.

                  (iii) Pledgor agrees that ten (10) days' written notice from
            Collateral Agent to Pledgor of Collateral Agent's intention to make any such public or private sale or sale at a broker's board or on a securities exchange shall constitute reasonable notice under the UCC. Such notice shall (A) in case of a public sale, state the time and place fixed for such sale, (B) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such a sale is to be made and the day on which the Pledged Securities, or the portion thereof so being sold, will first be offered to sale at such board or exchange, and (C) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Collateral Agent may fix in the notice of such sale. At any such sale, the Pledged Securities may be sold in one lot as an entirety or in separate parcels, as Collateral Agent may reasonably determine. Collateral

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            Agent shall not be obligated to make any such sale pursuant to any such notice. Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

                  (iv) In case of any sale of all or any part of the Pledged
            Securities on credit or for future delivery, the Pledged Securities so sold may be retained by Collateral Agent until the selling price is paid by the purchaser thereof, but Collateral Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Securities so sold and in case of any such failure, such Pledged Securities may again be sold upon like notice. Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                  (v) Without limiting the foregoing, or imposing upon
            Collateral Agent any obligations or duties not required by applicable Law, Pledgor acknowledges and agrees that, in foreclosing upon any of the Pledged Securities, or exercising any other rights or remedies provided Collateral Agent hereunder or under applicable Law, Collateral Agent may, but shall not be required to, (A) qualify or restrict prospective purchasers of the Pledged Securities by requiring evidence of sophistication or creditworthiness, and requiring the execution and delivery of confidentiality agreements or other documents and agreements as a condition to such prospective purchasers' receipt of information regarding the Pledged Securities or participation in any public or private foreclosure sale process,
            (B) provide to prospective purchasers business and financial information regarding Pledgor or the Companies available in the files of Collateral Agent at the time of commencing the foreclosure process, without the requirement that Collateral Agent obtain, or seek to obtain, any updated business or financial information or verify, or certify to prospective purchasers, the accuracy of any such business or financial information, or (C) offer for sale and sell the Pledged Securities with, or without, first employing an appraiser, investment banker, or broker with respect to the evaluation of the Pledged Securities, the solicitation of purchasers for Pledged Securities, or the manner of sale of Pledged Securities.

            (e) Application of Proceeds. Collateral Agent shall apply the proceeds of any sale or other disposition of the Collateral under this
      SECTION 7 in the following order: first, to the payment of all expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts expended by Collateral Agent under SECTION 8; and third, toward payment of the balance of the Obligations in the order and manner as Collateral Agent determines in its sole discretion. Any surplus remaining shall be delivered to Pledgor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, then Pledgor shall remain liable for any deficiency.

            (f) Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Pledgor will be credited only with payments actually made by the purchaser, received by the Collateral Agent, and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Pledgor shall be credited with the proceeds of the sale.

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            (g) Source Code Escrow Arrangements. Collateral Agent shall not send a notice exercising any rights under any escrow agreements pursuant to which Pledgor's software or other technology is being held in escrow unless such notice is sent in connection with a foreclosure (including preparation for an intended foreclosure, even if such foreclosure does not ultimately occur) by Collateral Agent on all or part of the Collateral after an Event of Default has occurred and is continuing. After any release from escrow and subject to Collateral Agent's rights under this Agreement, Collateral Agent shall use such software or other technology solely in connection with (i) the preservation of, foreclosure on, or transfer of title in, such software or other technology or in the continuation of Pledgor's business; and (ii) the exercise of the rights granted under SECTION 8(c). In the event Collateral Agent exercises any rights under any escrow agreements pursuant to which Pledgor's software or other technology is being held in escrow while in preparation for an intended foreclosure, Collateral Agent shall redeposit any materials released from escrow within thirty (30) days after the abandonment of any intended foreclosure, and shall not retain any copy of any such materials.

      8. OTHER RIGHTS OF LENDER.

            (a) Performance. If Pledgor fails to keep the Collateral in good repair, working order, and condition, as required by the Credit Documents, or fails to pay when due all Taxes on any of the Collateral in the manner required by the Credit Documents, or fails to preserve the priority of the Security Interest in any of the Collateral, or fails to keep the Collateral insured as required by the Credit Documents, or otherwise fails to perform any of its obligations under the Credit Documents with respect to the Collateral, then Collateral Agent may, at its option, but without being required to do so, make such repairs, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Collateral Agent, or take all other action which Pledgor is required, but has failed or refused, to take under the Credit Documents. Any sum which may be expended or paid by Collateral Agent under this subparagraph (including, without limitation, court costs and reasonable attorneys' fees) shall bear interest from the dates of expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by Pledgor to Collateral Agent upon demand and shall be part of the Obligations.

            (b) Collection. If an Event of Default exists and upon notice from Collateral Agent, each Collateral Obligor with respect to any payments on any of the Collateral (including, without limitation, dividends and other Distributions with respect to the Pledged Securities and Partnership Interests, payments on Collateral Notes, insurance proceeds payable by reason of loss or damage to any of the Collateral, or payments or distributions with respect to Deposit Accounts) is hereby authorized and directed by Pledgor to make payment directly to Collateral Agent, regardless of whether Pledgor was previously making collections thereon. Until such notice is given, Pledgor is authorized to retain and expend all payments made on Collateral. If an Event of Default exists, Collateral Agent shall have the right in its own name or in the name of Pledgor to compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Collateral Agent may determine; to demand, collect, receive, receipt for, sue for, compound, and give acquittances for any and all amounts due or to become due with respect to Collateral; to take control of cash and other proceeds of any Collateral; to endorse the name of Pledgor on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into the possession of Collateral Agent; to sign the name of Pledgor on any invoice or bill of lading relating to any Collateral, on any drafts against Collateral Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on

PLEDGE AND SECURITY AGREEMENT                                                 D-

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      notices to Collateral Obligors making payment with respect to Collateral;
      to send requests for verification of obligations to any Collateral Obligor; and to do all other acts and things necessary to carry out the intent of this Security Agreement. If an Event of Default exists and any Collateral Obligor fails or refuses to make payment on any Collateral when due, Collateral Agent is authorized, in its sole discretion, either in its own name or in the name of Pledgor, to take such action as Collateral Agent shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision hereof, however, Collateral Agent shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral, nor shall it be under any duty whatsoever to anyone except Pledgor to account for funds that it shall actually receive hereunder. Without limiting the generality of the foregoing, Collateral Agent shall have no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Pledgor with respect to any of such matters (irrespective of whether Collateral Agent actually has, or may be deemed to have, knowledge thereof). The receipt of Collateral Agent to any Collateral Obligor shall be a full and complete release, discharge, and acquittance to such Collateral Obligor, to the extent of any amount so paid to Collateral Agent.

            (c) Intellectual Property. For purposes of enabling Collateral Agent to exercise its rights and remedies under this Security Agreement and enabling Collateral Agent and its successors and assigns to enjoy the full benefits of the Collateral, Pledgor hereby grants to Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to Pledgor) to make, have made, use, sell, import, reproduce, distribute, create derivative works, perform and display and otherwise exploit the Intellectual Property, and the right to license, or sublicense any of the foregoing rights provided that Collateral Agent agrees not to exercise this license until an Event of Default occurs and is continuing. Pledgor shall provide Collateral Agent with reasonable access to all media in which any of the Intellectual Property may be recorded or stored and all computer programs used for the completion or printout thereof. This license shall also inure to the benefit of all successors, assigns, and transferees of Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may require that Pledgor assign all of its right, title, and interest in and to the Intellectual Property or any part thereof to Collateral Agent or such other Person as Collateral Agent may designate pursuant to documents satisfactory to Collateral Agent. Notwithstanding anything to the contrary in this Agreement, Collateral Agent shall not exercise any rights under this SECTION 8(c) except in connection with a foreclosure (including preparation for an intended foreclosure, even if such foreclosure does not ultimately occur) by Collateral Agent on all or part of the Collateral after an Event of Default has occurred and is continuing.

            (d) Record Ownership of Securities. If an Event of Default exists, Collateral Agent at any time may have any Collateral that is Pledged Securities and that is in the possession of Collateral Agent, or its nominee or nominees, registered in its name, or in the name of its nominee or nominees, as Collateral Agent; and, as to any Collateral that is Pledged Securities so registered, Collateral Agent shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend coupons or orders, and other documents as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights and powers which it is entitled to exercise under this Security Agreement or to receive the dividends and other Distributions and payments in respect of such Collateral that is Pledged Securities or proceeds thereof which it is authorized to receive and retain under this Security Agreement.

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            (e) Voting of Securities. As long as no Event of Default exists,
      Pledgor is entitled to exercise all voting rights pertaining to any Pledged Securities and Partnership Interests; provided, however, that no vote shall be cast or consent, waiver, or ratification given or action taken without the prior written consent of Collateral Agent which would
      (x) be inconsistent with or violate any provision of this Security Agreement or any other Loan Document or (y) amend, modify, or waive any term, provision or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document, or other agreement relating to, evidencing, providing for the issuance of, or securing any Collateral in any manner which would adversely affect Collateral Agent or the value of Collateral; and provided further that Pledgor shall give Collateral Agent at least five Business Days' prior written notice in the form of an officers' certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual rights pertaining to the Collateral or any part thereof which could reasonably be expected to have a material adverse effect on the value of the Collateral or any part thereof. If an Event of Default exists and if Collateral Agent elects to exercise such right, the right to vote any Pledged Securities shall be vested exclusively in Collateral Agent. To this end, Pledgor hereby irrevocably constitutes and appoints Collateral Agent the proxy and attorney-in-fact of Pledgor, with full power of substitution, to vote, and to act with respect to, any and all Collateral that is Pledged Securities standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default exists. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue so long as Collateral Agent is obligated to extend credit under the Credit Agreement and thereafter until the Obligations are paid and performed in full.

            (f) Certain Proceeds. Notwithstanding any contrary provision herein, any and all

                  (i) dividends, interest, or other Distributions paid or
            payable other than in cash in respect of, and instruments and other property received, receivable, or otherwise distributed in respect of, or in exchange for, any Collateral;

                  (ii) dividends, interest, or other Distributions hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution, or in connection with a reduction of capital, capital surplus, or paid-in-surplus;

                  (iii) cash paid, payable, or otherwise distributed in
            redemption of, or in exchange for, any Collateral; and

                  (iv) dividends, interest, or other Distributions paid or
            payable in violation of the Credit Documents,

      shall be part of the Collateral hereunder, and shall, if received by Pledgor, be held in trust for the benefit of Collateral Agent, and shall forthwith be delivered to Collateral Agent (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Pledgor in accordance with Collateral Agent's instructions) to be held subject to the terms of this Security Agreement. Any cash proceeds of Collateral which come into the possession of Collateral Agent on and after the occurrence of an Event of Default (including, without limitation, insurance proceeds) may, at Collateral Agent's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Pledgor for any general or specific purpose, or be retained in whole or in part by Collateral Agent as additional Collateral. Any cash Collateral in the possession of Collateral Agent may be invested

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

      by Collateral Agent in certificates of deposit issued by Collateral Agent (if Collateral Agent issues such certificates) or by any state or national bank having combined capital and surplus greater than $100,000,000 with a rating from Moody's and S&P of P-1 and A-1+, respectively, or in securities issued or guaranteed by the United States of America or any agency thereof. Collateral Agent shall never be obligated to make any such investment and shall never have any liability to Pledgor for any loss which may result therefrom. All interest and other amounts earned from any investment of Collateral may be dealt with by Collateral Agent in the same manner as other cash Collateral. The provisions of this SECTION 8(f) are applicable whether or not a Default or Event of Default exists.

            (g) Use and Operation of Collateral. Should any Collateral come into the possession of Collateral Agent, during the existence of an Event of Default Collateral Agent may use or operate such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Collateral Agent in respect of such Collateral. Pledgor covenants to promptly reimburse and pay to Collateral Agent, at Collateral Agent's request, the amount of all reasonable expenses (including, without limitation, the cost of any insurance and payment of Taxes or other charges) incurred by Collateral Agent in connection with its custody and preservation of Collateral, and all such expenses, costs, Taxes, and other charges shall bear interest at the Default Rate until repaid and, together with such interest, shall be payable by Pledgor to Collateral Agent upon demand and shall become part of the Obligations. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Pledgor, and Collateral Agent shall have no liability whatever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Collateral Agent, Collateral Agent shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Pledgor for what it may actually collect or receive thereon.

            (h) Cash Collateral Account. If an Event of Default exists, then Collateral Agent shall have, and Pledgor hereby grants to Collateral Agent, the right and authority to transfer all funds on deposit in the Deposit Accounts to a CASH COLLATERAL ACCOUNT (herein so called) maintained with a depository institution acceptable to Collateral Agent and subject to the exclusive direction, domain, and control of Collateral Agent, and no disbursements or withdrawals shall be permitted to be made by Pledgor from such Cash Collateral Account. Such Cash Collateral Account shall be subject to the Security Interest and Liens in favor of Collateral Agent herein created, and Pledgor hereby grants a security interest to Collateral Agent in and to, such Cash Collateral Account and all checks, drafts, and other items ever received by Pledgor for deposit therein. Furthermore, if an Event of Default exists, then Collateral Agent shall have the right, at any time in its discretion without notice to Pledgor,
      (i) to transfer to or to register in the name of Collateral Agent or any nominee any certificates of deposit or deposit instruments constituting Deposit Accounts and shall have the right to exchange such certificates or instruments representing Deposit Accounts for certificates or instruments of smaller or larger denominations and (ii) to take and apply against the Obligations any and all funds then or thereafter on deposit in the Cash Collateral Account or otherwise constituting Deposit Accounts.

            (i) Power of Attorney. Pledgor hereby irrevocably constitutes and appoints Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Pledgor or in its own name, to take while an Event of Default exists, any and all action and to execute any and all documents and instruments which Collateral Agent at any time and from time to time deems

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

      necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, Pledgor hereby gives Collateral Agent the power and right on behalf of Pledgor and in its own name to do any of the following while an Event of Default exists, without notice to or the consent of Pledgor:

                  (i) to transfer any and all funds on deposit in the Deposit
            Accounts to the Cash Collateral Account as set forth in herein;

                  (ii) to receive, endorse, and collect any drafts or other
            instruments or documents in connection with CLAUSE (b) above and this CLAUSE (i);

                  (iii) to use the Intellectual Property or to grant or issue any exclusive or non-exclusive license under the Intellectual Property to anyone else, and to perform any act necessary for the Collateral Agent to assign, pledge, convey, or otherwise transfer title in or dispose of the Intellectual Property to any other Person;

                  (iv) to demand, sue for, collect, or receive, in the name of
            Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (v) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

                  (vi) to notify post office authorities to change the address for delivery of Pledgor to an address designated by Collateral Agent and to receive, open, and dispose of mail addressed to Pledgor; and

                  (vii) (A) to direct account debtors and any other parties
            liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Collateral Agent or as Collateral Agent shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (F) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Collateral Agent may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Collateral Agent may determine;
            (H) to add or release any guarantor, indorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; (J) to endorse Pledgor's name on all applications, documents, papers, and instruments necessary or desirable in order for Collateral Agent to use or

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

            maintain any of the Intellectual Property; (K) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); (L) to execute on behalf of Pledgor any financing statements or continuation statements with respect to the Security Interests created hereby, and to do any and all acts and things to protect and preserve the Collateral, including, without limitation, the protection and prosecution of all rights included in the Collateral; and (M) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and Pledgor's expense, at any time, or from time to time, all acts and things which Collateral Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and Collateral Agent's security interest therein.

            In addition, whether or not an Event of Default exists, Pledgor hereby irrevocably constitutes and appoints Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney in fact with full irrevocable power and authority in name of Pledgor or in its own name, to file and record in the United States Copyright Office, the Canadian Copyright Office, and any other or similar office or registry of any Governmental Authority or jurisdiction, all notices, security agreements, and other documents as Collateral Agent may deem appropriate, for the purpose of creating, evidencing or perfecting Collateral Agent's security interests and Liens in the Copyrights, or any of them.

      This power of attorney is a power coupled with an interest and shall be irrevocable. Collateral Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Collateral Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Collateral Agent nor any Person designated by Collateral Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on Collateral Agent solely to protect, preserve, maintain, and realize upon its Security Interest in the Collateral. Collateral Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien given to secure the Collateral.

            (j) Purchase Money Collateral. To the extent that Collateral Agent has advanced or will advance funds to or for the account of Pledgor to enable Pledgor to purchase or otherwise acquire rights in Collateral, Collateral Agent, at its option, may pay such funds (i) directly to the Person from whom Pledgor will make such purchase or acquire such rights, or (ii) to Pledgor, in which case Pledgor covenants to promptly pay the same to such Person, and forthwith furnish to Collateral Agent evidence satisfactory to Collateral Agent that such payment has been made from the funds so provided.

            (k) Subrogation. If any of the Obligations are given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, then Collateral Agent shall be, and is hereby, subrogated to all of the rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

            (l) Indemnification. Pledgor hereby assumes all liability for the Collateral, for the Security Interest, and for any use, possession, maintenance, and management of, all or any of the Collateral, including, without limitation, any Taxes arising as a result of, or in connection with, the transactions contemplated herein, and agrees to assume liability for, and to indemnify and

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                                       24
      hold Collateral Agent harmless from and against, any and all claims, causes of action, or liability, for injuries to or deaths of Persons and damage to property, howsoever arising from or incident to such use, possession, maintenance, and management, whether such Persons be agents or employees of Pledgor or of third parties, or such damage be to property of Pledgor or of others. Pledgor agrees to indemnify, save, and hold Collateral Agent harmless from and against, and covenants to defend Collateral Agent against, any and all losses, damages, claims, costs, penalties, liabilities, and expenses (collectively, "CLAIMS"), including, without limitation, court costs and attorneys' fees, AND ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF COLLATERAL AGENT, OR ANY OF ITS OFFICERS, EMPLOYEES, AGENTS, ADVISORS, EMPLOYEES, OR REPRESENTATIVES, howsoever arising or incurred because of, incident to, or with respect to Collateral or any use, possession, maintenance, or management thereof; provided, however, that the indemnity set forth in this SECTION 8(l) will not apply to Claims caused by the gross negligence or willful misconduct of Collateral Agent.

            (m) Subordination. Pledgor hereby fully subordinates all claims that it now or hereafter may have under the Collateral Notes executed by any Guarantor, to the prior payment in full of Lenders' claims against such Guarantor under such Guarantor's Guaranty, and agrees that Lenders shall be entitled to payment in full of their claims against such Guarantor, before Pledgor is entitled to demand, sue for, collect , or receive any payments of or on account of such Collateral Notes.

      9. MISCELLANEOUS.

            (a) Continuing Security Interest. This Security Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect so long as Collateral Agent is obligated to extend credit under the Credit Agreement and thereafter until the Obligations (other than inchoate indemnity obligations) are paid and performed in full; and (ii) inure to the benefit of and be enforceable by Collateral Agent and its successors, transferees, and assigns. Without limiting the generality of the foregoing CLAUSE (ii), Collateral Agent may assign or otherwise transfer any of their respective rights under this Security Agreement to any other Person in accordance with the terms and provisions of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the rights and benefits in respect thereof granted herein or otherwise to Collateral Agent. Upon payment in full of the Obligations (other than inchoate indemnity obligations) and the termination of the commitment of Collateral Agent to extend credit under the Credit Documents, Pledgor shall be entitled to the prompt return, at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

            Upon any sale or other transfer by Pledgor of any Collateral that is expressly permitted under the Credit Agreement to any Person that is not a Credit Party, or upon the effectiveness of any written consent by Collateral Agent to the release of the security interest granted hereby in any Collateral, the security interest in such Collateral shall be automatically released.

            In connection with any termination or release pursuant to this
      Section 9(a), Collateral Agent shall execute and deliver to Pledgor, at Pledgor's expense, all documents needed to evidence such termination or release.

            (b) Actions Not Releases. The Security Interest and Pledgor's obligations and Collateral Agent's rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations; (ii) any release, surrender,

PLEDGE AND SECURITY AGREEMENT                                                 D-
      exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Credit Documents without the notification or consent of Pledgor, (the right to such notification or consent being herein specifically waived by Pledgor) except as required therein; (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligations, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligations, either with or without notice to or consent of Pledgor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Collateral Agent to Pledgor; (vi) any neglect, delay, omission, failure, or refusal of Collateral Agent to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vii) any failure of Collateral Agent to notify Pledgor of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by Collateral Agent against Pledgor or any new agreement between or among Collateral Agent and Pledgor, it being understood that except as expressly provided herein, Collateral Agent shall not be required to give Pledgor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations, including, without limitation, notice of acceptance of this Security Agreement or any Collateral ever delivered to or for the account of Collateral Agent hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by applicable Law, the act of creating the Obligations, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Law or for any other reason Collateral Agent is required to refund such payment or pay the amount thereof to someone else.

            (c) Waivers. Except to the extent expressly otherwise provided herein or in other Credit Documents and to the fullest extent permitted by applicable Law, Pledgor waives (i) any right to require Collateral Agent to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other right which Collateral Agent may have; (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

            (d) Financing Statement; Authorization. Collateral Agent shall be entitled at any time to file this Security Agreement or a carbon, photographic, or other reproduction of this Security Agreement, as a financing statement, but the failure of Collateral Agent to do so shall not impair the validity or enforceability of this Security Agreement. Pledgor hereby irrevocably authorizes Collateral Agent at any time and from time to time to file in any UCC jurisdiction any initial financing statements and amendments thereto (without the requirement for Pledgor's signature thereon) that (i) indicate the Collateral (A) as all assets of Pledgor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the state or such jurisdiction or whether such assets are included in the Collateral hereunder, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by Article 9 of the UCC of the state or such jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Pledgor is an organization, the type of organization, and any organization

PLEDGE AND SECURITY AGREEMENT                                                 D-
      identification number issued to Pledgor. Pledgor agrees to furnish any such information to Collateral Agent promptly upon request.

            (e) Amendments. This Security Agreement may be amended only by an instrument in writing executed jointly by Pledgor and Collateral Agent, and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

            (f) Multiple Counterparts. This Security Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Security Agreement, it shall not be necessary to produce or account for more than one such counterpart.

            (g) Parties Bound; Assignment. This Security Agreement shall be binding on Pledgor and Pledgor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Collateral Agent and Collateral Agent's successors and assigns; provided that Pledgor may not, without the prior written consent of Collateral Agent, assign any rights, duties, or obligations hereunder.

            (H) GOVERNING LAW. THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT TO THE EXTENT THE LAWS OF ANOTHER JURISDICTION GOVERN THE CREATION, PERFECTION, VALIDITY, OR ENFORCEMENT OF LIENS UNDER THIS SECURITY AGREEMENT, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS SECURITY AGREEMENT AND ALL OF THE OTHER CREDIT DOCUMENTS.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGE FOLLOWS.

PLEDGE AND SECURITY AGREEMENT                                                 D-

  EXECUTED as of the date first stated in this Pledge and Security Agreement.

                                     PLEDGOR:

                                     TALEO CORPORATION

                                     By: /s/ Jean Lavigueur
                                         _______________________________________
                                         Name: Jean Lavigueur
                                              __________________________________
                                         Title: Chief Financial Officer
                                               _________________________________

                                     COLLATERAL AGENT:

                                     GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P.

                                     By: /s/ Todd B. Foust
                                         _______________________________________
                                         Name: Todd B. Foust
                                              __________________________________
                                         Title: Vice President
                                               _________________________________

                         PLEDGE AND SECURITY AGREEMENT
                                 SIGNATURE PAGE

                         PLEDGE AND SECURITY AGREEMENT
                                 SIGNATURE PAGE

                                    EXHIBIT A

                 PLEDGOR INFORMATION AND LOCATION OF COLLATERAL

A.    Exact Legal Name of Pledgor: Taleo Corporation

B. Mailing Address of Pledgor: 575 Market Street, 8th Floor, San Francisco CA 94105

C.    Type of Entity: Corporation

D.    Jurisdiction of Organization: Delaware

E.    State Issued Organizational Identification Number: 3042240

F.    Location of Books and Records: 575 Market Street, 8th Floor, San Francisco
                                     CA 94105 1010 Northern Boulevard, Suite
                                     328, Great Neck, NY 11021 330
                                     St-Vallier East, Suite 400, Quebec,
                                     QC G1K 9C5

G.    Location of Collateral: 575 Market Street, 8th Floor, San Francisco CA
                              94105 90 Washington Valley Road, Bedminster NJ 07921 1010 Northern Boulevard, Suite 328, Great Neck, NY 11021 One Energy Center, 40 Shuman Boulevard, Naperville IL 60563 Hosting Facility operated by Internap Network Services Corporation Hosting Facility operated by IBM

H.    Location of Real Property: None

I.    Jurisdiction(s) for Filing Financing Statements: Delaware

                                   EXHIBIT B-1

                             COLLATERAL DESCRIPTIONS

A.    Collateral Notes and Collateral Note Security

1. Note made by Taleo (Europe) B.V., for One Million, Four Hundred Sixty Thousand, Two Hundred and Ninety-Two Euros (Euro(Euro) 1,460,292).

2. Note made by Taleo (France) SAS, for One Million, Three Hundred Twenty-Eight Thousand, Three Hundred and Fifty-Seven Euros ((Euro(Euro) 1,328,357).

3. Note made by Recruitsoft (Asia Pacific) Pte Ltd., for One Million, Seven Hundred Thirty Four Thousand, Two Hundred and Ninety Singapore Dollars
(SGD$ 1,734,290).

4. Note made by Taleo (Australia) Pty Ltd., for Nine Hundred and Sixty One Thousand, Nine Hundred and Ninety Australian dollars (AUD$ 961,990).

5. Note made by Taleo (UK) Ltd., for Twelve Thousand and Seventy-One United Kingdom Pounds (GBP(Pound) 12,701).

6. Note made by Taleo (Canada) Inc., for Twelve Million, One Hundred Seventy Five Thousand, Six Hundred and Twenty Four Canadian Dollars (CDA$
12,175,624).

B. Pledged Shares not to exceed 66% of the outstanding equity for existing Foreign Subsidiaries

1.    One thousand (1,000) Common Shares, of Butterfly Acquisition Corporation.

2.    66/100ths Ordinary Shares of Taleo (Australia) Pty Limited.

3. Six Hundred and Sixty (660) Class A Common Shares of 9090-5415 Quebec Inc., (formerly Viasite Inc.).

C.    Partnership Interests

None.

D.    Commercial Tort Claims

None.

E.    Material Contracts:

See Schedule 4.16 to the Credit Agreement

F.    Deposit Accounts (including name of bank, address, and account number)

JP Morgan Chase Bank N.A., 395 N. Service Road, Melville NY 11747, 904-949214 JP Morgan Chase Bank N.A., 395 N. Service Road, Melville NY 11747, 957044151

Goldman Sachs Trust, through Goldman Sachs & Co., 4900 Sears Tower, 51st Floor, Chicago, IL 60606, 1885036799

                                   EXHIBIT B-2

A.    Registered Copyrights and Copyright Applications

Recruitsoft, Inc.          Symbol            Canada / Copyright Registration No.
                                             1011350

B.    Issued Patents and Patent Applications

None.

C.    Registered Trademarks and Trademark Applications

                                          COUNTRY/SERIAL
OWNER              TRADEMARK         NUMBER/REGISTRATION NUMBER
-----              ---------         --------------------------
Recruitsoft, Inc.  Recruiter WebTop  United States / 76044,909

Recruitsoft, Inc.  Recruitsoft       United States / 75724,581 /
                                     2,513,172

Recruitsoft, Inc.  Symbol            Canada / Trademark Application

Recruitsoft, Inc.  Symbol            United States / Trademark
                                     Application 76506,400

Recruitsoft, Inc.  RECRUITSOFT       European Union / Application No.
                                     003309291 / TM80536EU00

Recruitsoft, Inc.  RECRUITSOFT       Australia

                                   EXHIBIT B-3

                                    LICENSES

TALEO CORPORATION - THIRD-PARTY SOFTWARE INVENTORY
PREPARED APRIL 19, 2005

TALEO ENTERPRISE SOLUTION

                                   Operating Systems
       Components                      Description                 Licensing
------------------------      ----------------------------    -------------------
Red Hat Linux Enterprise           Operating System                 License
HP-UX                              Operating System                 License
Sun Solaris                        Operating System                 License

                              Operating Systems Components
       Components                      Description                 Licensing
------------------------      ----------------------------    -------------------
OpenSSH                            Secure Shell Access            Open Source
Syslog-NG                          System Logging Tool            Open Source
CIS Security                       Security Tool                  Open Source
Net-SNMP                           Network Management Tool        Open Source
NTP Client                         Network Time Protocol          Open Source
RSA Secure ID                      Access Management              License
Zenworks Linux Management          Package Management             License
Postfix                            Email Server                   Open Source

                                   Taleo Web Servers
       Components                      Description                 Licensing
------------------------      ----------------------------    -------------------
Apache                             Web Server                      Open Source

                               Taleo Application Servers
       Components                      Description                 Licensing
------------------------      ----------------------------    -------------------
Sun JDK                            Sun Java Virtual Machine       Open Source
Apache Jserv                       Application Server             Open Source
WhereOn Earth Geozip               Location Tool                  License
WinterTree                         Spelling Server                License

                                 Taleo Database Servers
       Components                      Description                 Licensing
------------------------      ----------------------------    -------------------
Polyserve                          Clustering Software              License
Oracle Enterprise Manager          Database Management              License
Oracle Enterprise Edition          Database Server                  License
Stellent "Outside In"              PDF File Filter                  License

                                Taleo Reporting Servers
       Components                      Description                 Licensing
------------------------      ----------------------------    -------------------
Business Objects                      Reporting Server               License
WebIntelligence                       Reporting Software             License
Tomcat                                Servlet/JSP Engine             Open Source

                                  EXHIBIT B-3

                                Taleo Autonomy Servers
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
Autonomy                              Conceptual Search Engine         License
Tomcat                                Servlet/JSP Engine               Open Source
Resume Mirror                         Server Parsing Engine            License

                                Taleo Integration Servers
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
WebMethods                            B2B Integration application      License
Squid                                 Proxy Server                     Open Source
ProFTPd                               FTP Server                       Open Source
Ftp-GW                                FTP Proxy                        Open Source
WebMethods Proxy                      B2B Integration proxy            License

                                Taleo Monitoring Servers
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
HP Openview Operations                Monitoring Tool                  License
HP Network Node Manager               Monitoring Tool                  License
Cacti                                 Monitoring Tool                  Open Source
Nagios                                Monitoring Tool                  Open Source
Nessus                                Monitoring Tool                  Open Source
HP Insight Manager                    Monitoring Tool                  License

                                  Taleo Backup Servers
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
Veritas NetBackup                     Backup Management                 License

                                Taleo Anti-Virus Servers
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
McAfee Webshield                      Anti-Virus Software              License

                                    Taleo DNS Servers
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
Bind                                  DNS Server                       Open Source

                                     Taleo Appliance
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
IOS                                   Cisco Management Tool             License
Sonic Wall                            Crypto Devices                    License
F5 Big-Ip                             Load Balancers                    License

                                  EXHIBIT B-3

                                  Taleo Storage Management
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
Hitachi Storage Navigator               Storage Management              License
Damp                                    Storage Management              License
Sommet                                  Storage Management              License
HP Command View                         Storage Management              License
HP Array Control Unit                   Storage Management              License
Htachi Hi-Track                         Storage Management              License
Hitachi Graph-Track                     Storage Management              License
Veritas Foundation Suite                Storage Management              License

                                  Taleo Performance Servers
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
Loadrunner                              Performance Monitoring Tool      License

                                              Taleo Development
         Components                        Description                 Licensing
----------------------------    ---------------------------------   ---------------
Mercury LoadRunner                      Load Testing Tool            License in process
YourKit Memory Profiler                 Memory Leak Detection        License
JProfiler                               Code Optimization            Under evaluation
Oracle TopLink Mapping Workbench        Data Entity Mapping          Development License
Eclipse SDK                             Java Code Development        Open Source
Checkstyle                              Code Review Tool             Open Source
Xdoclet                                 Code Generation Tool         Open Source
JBoss-IDE                               Code Generation Tool         Open Source
JBoss                                   Application Server           Open Source
JAD                                     Decompiler                   Open Source
Apache Jmeter                           Load Testing Tool            Open Source
Apache Ant                              Script Building Tool         Open Source
XML-Spy License                         XML Editor                   License
MediaWiki                               Collaboration Software       Open Source
Borland StarTeam                        Source Code Management

                                   EXHIBIT B-3

TALEO CORPORATION - THIRD-PARTY SOFTWARE INVENTORY
PREPARED APRIL 19, 2005

TALEO CONTINGENT SOLUTION

                       Contingent Development Environments
            Components               Description             Licensing
----------------------------    ----------------------    --------------
Windows XP                      OS                        License
Adobe Acrobat                   Document creation         ?
Adobe Reader                    Document reader           Free
Ultra Edit                      Text file editor          License
Ad-aware SE personal            Spyware removal           Free
Trend Micro Office Scan         Virus protection          License
Test Track Pro                  Bug tracker               License
XML Spy 5                       XML file editor           License
Eclipse                         Java IDE                  Open source
MySQL                           Database                  Open source
Star Team                       Source code archival      License
MS Office suite                                           License
Putty                           SSH telnet                Free
Copernic Desktop Search         Indexing                  Free
FlashFXP                        FTP client                Trial
MSN Messenger                   Instant messaging         Free
Yahoo Messenger                 Instant messaging         Free
Real VNC                        Remote desktop            Free
Apache Ant                      Automation                Open source
Jakarta Jmeter                  Profiler                  Open source
Jboss                           Application Server        Open source
Apache Web Server               Web Server                Open source
Oracle 9i                       Database                  License

                                   EXHIBIT B-3

                      Contingent QA and Release Management
           Components                     Description                  Licensing
--------------------------------  ------------------------------  -----------------
MAC OS                            Operating System                License
Cisco VPN 4.0.3                   Remote connection               License
VSClient 5.1                      Remote connection               License
FSecure SSH Client 5.1            Remote connection               License
Microsoft Office 2003             Office suite                    License
MS Office Visio                   Charting software               License
MS Project                        Project software                License
MSN Messenger 6.2                 Instant Messaging               Free
WebEX                             Web Meeting software            License
Adobe Acrobat Reader 6.02         Document reader                 Free
Mozilla Firefox                   Web Browser                     Free
Netscape                          Web Browser                     Free
Internet Explorer                 Web Browser                     Free
Lotus Notes 5.0.11                Development environment         License
Team Studio 2.10                  Source code archival            License
Oracle Client 9.2                 Database                        License
TOAD Professional 7.6             SQL access                      License
StarTeam 5.3                      Source code archival            License
Java SDK 1.4.2_05                 Java library                    Open Source
IBM Websphere Studio Application
Developer 4.03                    Development environment         License
Eclipse 3.0                       Development environment         Open Source
JBoss 4.0                         Application Server              Open Source
Apache                            Web Server                      Open Source
Testtrack                         Defect tracking                 License
Webmethods Developer              Development environment         License
Testlog V1.7                      QA testcases                    License
SnagIt                            Screenshots                     License
Remote Desktop Connection         Remote desktop                  License
Ad Aware 6.0                      Popup blocker                   License
Loadrunner                        Performance Monitoring Tool     License
UltraEdit-32                      Data File editor                License
IBM XDE Tester                    Automated Functional Test Tool  License
CruiseControl                     Continuous Integration          Open Source
Datapool Editor                   Data Provision                  Taleo Developed

                                   EXHIBIT B-3

                                           Contingent Production & ASP
                Components                             Description                Licensing
------------------------------------------  ----------------------------------  ------------
Crystal Decisions' Crystal Reports 9        Report Development                  License
Edify                                       Integrated Voice Recognition (IVR)  License
XML Convert 1.0
Oracle's LSX Domino-Oracle Connector        Domino Oracle connectivity          Freeware

Domino Designer 5.0.11                      Domino Development                  License
Macromedia Dreamweaver                      UI Design and Development           License
Computer Associates' Erwin 3.5.2            Database Modeling                   License
Mercury Interactive's LoadRunner,           Load Testing                        License
WinRunner
Teamstudio's Ciao! For Domino/Lotus         Domino Source Control               License
Notes, Edition 15a
Microsoft Visual C++ - Visual Studio        C++ Software Development            License
..NET 2003 Version
Java KavaChart Applet Library               Web Integrated Charts               Shareware
Sun Solaris                                 Operating System                    License
Red Hat's Linux 7.0                         Operating System                    License
Microsoft Windows 2000 Server               Operating System                    License
Lotus Domino                                Domino App Server                   License
Lotus Notes                                 Notes Server                        License
Oracle 8i (8.1.6)                           Database                            License
Microsoft SQL*Server 2000                   Database                            License
Candle IntelliWatch for Domino
CiscoWorks
Quest Software's Quest Instance for Oracle
Oracle Enterprise & Capacity managers
Cisco IDS
File compare Utility                        Comparing files and directories     Free
Roxio                                       CD Burner                           License
Instance Monitor                            Monitoring of Oracle Databases      License

                                    EXHIBIT C

      DEFAULTS OR DEFAULTS UNDER ANY COLLATERAL NOTE, DOCUMENTS EVIDENCING
        THE COLLATERAL NOTE SECURITY, PARTNERSHIP AGREEMENTS, OR MATERIAL
                                   CONTRACTS

None.

                                    EXHIBIT D

                            ACKNOWLEDGMENT OF PLEDGE

PARTNERSHIP: _______________                INTEREST OWNER:_____________________

      BY THIS ACKNOWLEDGMENT OF PLEDGE, dated as of ______________________ , 2005, (the "PARTNERSHIP") hereby acknowledges the pledge in favor of Goldman Sachs Specialty Lending, L.P. ("PLEDGEE"), as Collateral Agent under that certain Pledge and Security Agreement dated as of _____________, 2005 (as amended, modified, supplemented, or restated from time to time, the "SECURITY AGREEMENT"), against, and a security interest in favor of Pledgee in, all of _____________`s (the "INTEREST OWNER") rights in connection with any partnership interest in the Partnership now and hereafter owned by the Interest Owner ("PARTNERSHIP INTEREST").

      A. Pledge Records. The Partnership has identified Pledgee's interest in all of the Interest Owner's right, title, and interest in and to all of the Interest Owner's Partnership Interest as subject to a pledge and security interest in favor of Pledgee in the Partnership Records.

      B. Partnership Distributions, Accounts, and Correspondence. The Partnership hereby acknowledges that (i) all proceeds, distributions, and other amounts payable to the Interest Owner, including, without limitation, upon the termination, liquidation, and dissolution of the Partnership shall be paid and remitted to the Pledgee upon demand, (ii) all funds in deposit accounts shall be held for the benefit of Pledgee, and (iii) all future correspondence, accountings of distributions, and tax returns of the Partnership shall be provided to the Pledgee. The Partnership acknowledges and accepts such direction and hereby agrees that it shall, upon the written demand by Collateral Agent, pay directly to Collateral Agent at such address any and all distributions, income, and cash flow arising from the Partnership Interests whether payable in cash, property or otherwise, subject to and in accordance with the terms and conditions of the Partnership. The Pledgee may from time to time notify the Partnership of any change of address to which such amounts are to be paid.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE TO FOLLOW.

     EXECUTED as of the date first stated in this Acknowledgment of Pledge.

                                            By: ________________________________
                                                Name: __________________________
                                                Title:__________________________

                                            [PARTNERSHIP]

                                            By: _______________________________,
                                                as General Partner

                                                By: ____________________________
                                                    Name: ______________________
                                                    Title: _____________________

                           ACKNOWLEDGEMENT OF PLEDGE
                                 SIGNATURE PAGE